FULL YEAR 2021
BUSINESS UPDATE

FEB 24, 2022

DISCLAIMER

This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing" or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law.

CREATING & CAPTURING VALUE

FULL YEAR 2021.
BUSINESS UPDATE SUMMARY.

53
NEW programs under contract

156
cumulative programs under contract

26
NEW programs started

78
cumulative programs started

4
MOLECULES entered clinical testing

>$720M
in cash, cash equivalents & marketable securities

PROVEN TECHNOLOGY LEADER IN ANTIBODY DISCOVERY.


LEADS
down-selection
DATA ACCUMULATED
source
from a single source
search
millions of immune cells
decode
hundreds of target-specific antibodies
analyze
dozens of candidates with desired properties
engineer
a few characterized & optimized leads
deliver
a panel of antibody drug candidates

PORTFOLIO DIVERSIFIED ACROSS MODALITIES, PARTNER SIZE, DEAL TYPE.

undisclosed

multi-target
multi-year
undisclosed

moderna
multi-target
multi-year
undisclosed

multi-target
multi-year
undisclosed

GILEAD
multi-target
multi-year
undisclosed

angios
multi-target
multi-year
ophthalmology

EQRx
multi-target
multi-year
oncology, immunology
+ additional indications

EVEREST MEDICINES
multi-target
multi-year
oncology
+ additional indications

TACHYON
single target
oncology

EMPIRICO
multi-target
multi-year
undisclosed

LARGE DIVERSIFIED PORTFOLIO IN NEXT-GEN ANTIBODY THERAPIES.

Portfolio of 131 programs with downstream participation is diversified across the following therapeutic areas:



58% oncology
17% neurology
6% immunology
6% ophthalmology
5% infectious disease
3% dermatology
5% other
50%
human health, known
n = 65
39%
human health, to be determined
n = 51
11%
animal health
n = 15

ILLUSTRATIVE REVENUE PROFILE FOR ONE SUCCESSFUL PARTNERED PROGRAM.

Key Assumptions, hypothetical: $1.7 billion peak sales, no price inflation, no patient population growth, 5% royalty, 6 years to peak sales, 5 years at peak sales, US approval only

AbCellera participation in programs is strongly weighted towards downstream success.



research fees
$3 million
clinical milestones
$9 million
approval & commercial milestones
$85 million
royalties in aggregate of
$765 million
Years since program start
1y
2y
3y
4y
5y
6y
7y
8y
9y
10y
11y
12y
13y
14y
15y
16y
17y
18y
19y
20y
21y
Stage of program development
discovery & preclinical
phase 1
phase 2
phase 3
commercial sales

COVID-19 ANTIBODY PROGRAM.

Similar revenue structure to typical program realized on a compressed timeline.



royalties in aggregate of $526 million (to Dec 31, 2021), over 95% of total program revenue
approval & commercial milestones $14 million
clinical milestones $8 million
research fees <$5 million
Months since program start
3m
6m
9m
12m
15m
18m
21m
24m
Stage of program development
discovery & preclinical
clinical development
commercial sales

FOCUSSED ON **KEY VALUE DRIVERS.**

Probability of Success

Increase the probability of clinical and commercial success by identifying antibodies with **superior biophysical properties.**

Speed

Increase diversity at the start of discovery to **maximize the likelihood that suitable leads** are found on the first pass, avoiding unnecessary cyclical efforts. Integrating all steps of the process seamlessly results in **faster workflows**.

Portfolio Volume

Large, diversified portfolio generates long-term value and **superior returns without the volatility and risks** normally associated with drug development.

Deal Structures

Capture downstream value through royalties and milestones, equity / equity-like participation, and options to co-invest.

STRONG GROWTH OF **ROYALTY RATES.**

Deepening stakes evidenced by increasing royalty rates.

– 5th / 95th percentile
■ interquartile range
○ mean

* programs under contract with downstream participation signed in period shown


Royalty on Net Sales
Includes range of royalty (and equivalent) rates in each contract, considering sales tiers and step-downs
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2015 – 2019
n=33*
2020 – 2021
n=98*

FLEXIBLE DEAL STRUCTURES TO **CAPTURE VALUE.**

Milestone Payments (USD)
all Programs Under Contract (not probability adjusted)


preclinical
$0.05B
clinical
$0.75B
regulatory
$1.08B
commercial
$2.72B
Total $4.6B

\+

In addition to royalties and milestones, some deal structures include **equity/equity-like positions** and **options to co-invest**.

BEBTELOVIMAB IS THE **MOST POTENT ANTIBODY** IN DEVELOPMENT AGAINST THE **OMICRON** VARIANT.


IC50 µg/mL
[CI] Omicron
10+
1
0.3
0
0.0051
IC50
0.2689
0.2814
>50x
less potent*
*against Omicron, relative to bebtelovimab
2.0373
5.8495
>400x
less potent*
>10
>1000x
less potent*
bebtelovimab
AbCellera / Lilly
COV2-2196
AstraZeneca
S309
Vir / GSK
ADG2
Adagio
COV2-2130
AstraZeneca
bamlanivimab
etesevimab
REGN10933
REGN10987
AbCellera / Lilly
Junshi / Lilly
Regeneron
Regeneron

ADVANCING GPCRs, ION CHANNELS & BISPECIFIC ANTIBODIES.

Recent acquisitions successfully integrated into our tech stack are being leveraged to unlock new programs.


T CELL ENGAGERS
CD3-binding antibodies
tumor-binding antibodies


GPCRs & ION CHANNELS

Enabled by the following acquisitions:

OrthoMab Bispecific Platform
Acquired in 2020

TRIANNI
Acquired in 2020

TetraGenetics
Acquired in 2021

2021

FINANCIALS UPDATE

Strong portfolio growth.

Total # of
Programs Under Contract 156

Total # of
Discovery Partners 36

Cumulative # of
Program Starts


78
80
70
60
50
40
30
20
10
0
2015
2016
2017
2018
2019
2020
2021

- WITHOUT downstream participation
+ WITH downstream participation

Cumulative # of
Molecules in the Clinic


5
5
4
3
2
1
0
2015
2016
2017
2018
2019
2020
2021

Note: Showing year-end figures.
Historical results are not necessarily indicative of future results.

5 molecules in the clinic, 2 authorized for emergency use.

MOLECULE	STAGE	PARTNER	THERAPEUTIC AREA	PROGRAM TYPE
bamlanivimab (LY-CoV555)	Marketed, Emergency Use Authorization (EUA)	Lilly	• infectious disease – COVID-19	AbCellera Discovery Partnership
bebtelovimab (LY-CoV1404)	Marketed, Emergency Use Authorization (EUA)	Lilly	• infectious disease – COVID-19	
NBL-012	Phase I	NovaRock Biotherapeutics	• dermatology • gastrointestinal disease • immunology	Trianni License
NBL-015	IND approved	NovaRock Biotherapeutics	• oncology	
IVX-01	Clinical field study	Invetx	• animal health	AbCellera Discovery Partnership

As of February 24, 2022

$375.2M total revenue, driven by royalties & milestone payments for bamlanivimab.


Revenue USD
ROYALTIES
MILESTONES
LICENSING
RESEARCH FEES
$233.2M
$198.3M
$15.0M
$19.8M
2020
$375.2M
$327.3M
$8.0M
$20.8M
$19.1M
2021

Operating expenses reflect strengthening of the platform.

Operating Expenses USD


RESEARCH & DEVELOPMENT
+$32.7M
$29.4M
$62.1M
2020
2021
SALES & MARKETING
+$3.0M
$3.8M
$6.9M
2020
2021
GENERAL & ADMIN
+$29.9M
$11.9M
$41.8M
2020
2021

Net earnings of $153.5M: equivalent to $0.56 (basic) and $0.48 (diluted) per share.

Earnings USD


NET EARNINGS
$118.9M
$153.5M
2020
2021


EARNINGS PER SHARE: BASIC
$0.53
$0.56
2020
2021


EARNINGS PER SHARE: DILUTED
$0.45
$0.48
2020
2021

Over $720 million in total cash, equivalents, and marketable securities.


Cash Flows USD
$594M
$245M
$247M
Marketable
Securities
$58M PP&E
($332M)
($4M)
($1M)
$748M
$247M
Marketable
Securities
$476M
Cash &
Equivalents
$25M
Restricted
Cash
2020 Y/E
OPERATING
INVESTING
FINANCING
FX
2021 Y/E

THANK YOU

